UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 13, 2018

(Date of earliest event reported)

LOXO ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36562	46-2996673
(Commission File Number)	(IRS Employer Identification No.)

281 Tresser Blvd., 9th Floor Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 653-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Amended and Restated 2014 Equity Incentive Plan

On March 16, 2018, the Board of Directors (the “Board”) of Loxo Oncology, Inc. (the “Company”) approved, subject to stockholder approval, the Company’s Amended and Restated 2014 Equity Incentive Plan (the “A&R 2014 Plan”), which was approved by the Company’s stockholders at its 2018 annual meeting of stockholders held on June 13, 2018 (the “Annual Meeting”). The A&R 2014 Plan reserved for issuance an additional 1,500,000 shares of the Company’s common stock, subject to certain additions and adjustments, and approved certain amendments to the A&R 2014 Plan to (i) increase the “evergreen” from 3% to 4% but to reduce the term of such “evergreen” to calendar years through January 1, 2023, (ii) impose a limit of 30,000 shares as the maximum number of shares that may be granted under the 2014 Plan to each of our non-employee directors each year, (iii) prohibit shares that are withheld from exercised shares for taxes, payment of exercise price in connection with the exercise of options or stock appreciation rights from returning to the total number of shares reserved for awards, (iv) provide for a prohibition on payment of dividends on unvested awards, (v) prohibit repricing without stockholder approval, (vi) prohibit transfer of awards to third-party institutions for value and (vii) make certain modifications to reflect changes to the tax law by 2017 tax legislation.

A more complete description of the A&R 2014 Plan and its terms is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2018 (the “Proxy Statement”). The foregoing description of the A&R 2014 Plan and the description of the A&R 2014 Plan in the Proxy Statement do not purport to be complete and are qualified in their respective entireties by reference to the A&R 2014 Plan, a copy of which is included as Appendix A of the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On June 13, 2018, the Company held its 2018 Annual Meeting of Stockholders (“Annual Meeting”) and the following proposals were adopted:

1.              Election of three Class I directors, Dr. Joshua H. Bilenker, Dr. Steve D. Harr and Tim M. Mayleben, each to serve a three-year term, which will expire at the 2021 Annual Meeting of Stockholders or until such time as their respective successors have been duly elected and qualified:

Nominees	Shares For	Shares Withheld	Shares Abstaining	Broker Non-Votes
Joshua H. Bilenker, M.D.	23,979,368	3,516,189	—	1,247,057
Steve D. Harr, M.D.	21,633,978	5,861,579	—	1,247,057
Tim M. Mayleben	20,677,124	6,818,433	—	1,247,057

2.              Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
28,722,121	14,067	6,426	—

3.              Adoption of a non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
26,732,426	750,065	13,066	1,247,057

4.              Adoption of a non-binding advisory vote on the frequency of future advisory votes to approve named executive officer compensation. The Company’s Board of Directors supported the advisory resolution, and will include a non-binding advisory shareholder vote on its executive compensation every year until the next vote on the frequency of shareholder votes on the compensation of executives.

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
26,558,284	26,558,284	183,709	—	1,372,632

5.              Approval of the amendment and restatement of the Company’s 2014 Equity Incentive Plan, as set forth as Appendix A to the Proxy Statement, to increase the number of shares reserved thereunder and to approve certain amendments thereof.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
16,102,150	11,380,694	12,713	1,247,057

Exhibit
Number	Description of Exhibit
10.1	The Company’s Amended and Restated 2014 Equity Incentive Plan, originally filed as Appendix A to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loxo Oncology, Inc.

Date: June 14, 2018	By:	/s/ Jennifer Burstein
		Name:	Jennifer Burstein
		Title:	Senior Vice President of Finance and principal financial officer